Exhibit Number     Exhibit
--------------     -------
    99.2

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


Unaudited Pro Forma Consolidated Financial Statements of Hovnanian Enterprises,
                                     Inc.


The following pro forma consolidated financial statements of Hovnanian Enterprises, Inc. ("Hovnanian") give effect to the proposed merger of Washington Homes, Inc. ("Washington Homes") and Hovnanian using the purchase method of accounting. The pro forma consolidated financial statements are based on the unaudited historical consolidated financial statements of Hovnanian and Washington Homes. The pro forma consolidated financial statements are based on the estimates and assumptions set forth in the notes, including Hovnanian management's estimates of the value of the tangible and intangible assets acquired. These estimates and assumptions are preliminary and have been made solely for the purpose of developing the pro forma information.

Under the terms of the merger agreement, Washington Homes' shareholders will receive the equivalent of 1.39 shares of Hovnanian Class A Common shares or $10.08 in cash for each of the 7,780,961 shares of Washington Homes, subject to certain adjustments. The 1,094,000 stock options held by employees of Washington Homes will be converted to Hovnanian options with a similar aggregate implied value. Of this amount 920,000 employee stock options are vested as of the merger date and the fair value of these options are included as a component of purchase price. Additionally, the 109,000 vested stock options held by non-employees of Washington Homes will be purchased by Hovnanian for the difference of $10.08 and their respective exercise prices. Accordingly, the total purchase price is estimated to be approximately $84.0 million, based on Hovnanian's closing share price of $7 1/16 on August 25, 2000. The agreement includes provisions that limit the maximum amount of cash to 50% of the total consideration, with the balance, not to exceed 60%, paid in Hovnanian shares. The Hovnanian price per share on the day the transaction closes will ultimately be utilized to determine the actual acquisition cost of Washington Homes. In these pro forma consolidated financial statements, Hovnanian management has assumed that 50% of the consideration will be paid in cash and the balance in Hovnanian shares.

The pro forma consolidated balance sheet assumes that the merger took place on July 31, 2000. The pro forma consolidated statements of income for the year ended October 31, 1999 and the nine months ended July 31, 2000 assumes that the merger took place as of November 1, 1998. Additionally, the supplemental pro forma statement of income for the twelve months ended July 31, 2000 assumes the merger took place on August 1, 1999.

The unaudited pro forma consolidated financial statements, are presented for illustrative purposes only and are not indicative of the consolidated financial position or results of operations of future periods that actually would have been realized had Hovnanian and Washington Homes been a consolidated company during the specified periods. The pro forma consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Hovnanian as filed in its (i) Form 10-K for the year ended October 31, 1999 and (ii) Form 10-Q for the nine months ended July 31, 2000 and the historical financial statements of Washington Homes as of and for the three years ended July 31, 2000, including the notes thereto, as filed by Washington Homes on its Form 8-K on September 20, 2000.

HOVNANIAN ENTERPRISES INC. AND CONSOLIDATED SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
JULY 31, 2000
UNAUDITED
(In Thousands)

                                                                                Pro Forma
                                                                  Pro Forma    Adjustments
                                                  Hovnanian      Washington     Increase                Pro Forma
                                             Enterprises, Inc.   Homes, Inc.   (Decrease)            July 31, 2000
                                             -----------------   -----------   ----------            -------------
Assets
Homebuilding:
 Cash and cash equivalents                   $          19,268   $    14,317   $         (1)(2)       $    33,585
 Inventories                                           616,426       130,573       1,292 (1)              748,291
 Property, plant and equipment - net                    34,553                                             34,553
 Senior rentals                                         10,372                                             10,372
 Other                                                 103,135        21,681         152 (1)(3)           124,968
                                             -------------------------------------------              -----------
  Total homebuilding                                   783,754       166,571       1,444                  951,769

Financial services                                      48,928         1,987                               50,915

Collateralized mortgage financing                        4,561                                              4,561

Income taxes receivable                                  4,275        (2,977)       (443)(1)                  855
                                             -------------------------------------------              -----------
Total assets                                 $         841,518   $   165,581   $   1,001              $ 1,008,100
                                             ===========================================              ===========

Liabilities and stockholders' equity
Homebuilding:
 Nonrecourse land mortgages                  $          12,609   $     2,314                          $    14,923
 Accounts payable and other liabilities                 73,640        42,675                              116,315
 Customers' deposits                                    37,149         2,923                               40,072
 Nonrecourse mortgages secured by
  operating properties                                   3,577                                              3,577
                                             -------------------------------------------              -----------
  Total homebuilding                                   126,975        47,912                              174,887

Financial services                                      41,942           705                               42,647

Collateralized mortgage financing                        3,147                                              3,147

Notes payable                                          423,057        34,009   $  39,233 (2)              496,299
                                             -------------------------------------------              -----------
Total liabilities                                      595,121        82,626      39,233                  716,980
                                             -------------------------------------------              -----------

Stockholders' equity:
 Common Stock Class A                                      172            78         (23)(1)(4)               227
 Common Stock Class B                                       79                                                 79
 Paid in capital                                        45,862        34,566      10,837 (1)(4)(12)        91,265
 Retained earnings                                     228,258        48,311     (48,311)(3)(4)           228,258
 Deferred compensation                                                              (735)(12)                (735)
 Treasury stock                                        (27,974)                                           (27,974)
                                             -------------------------------------------              -----------
Total stockholders' equity                             246,397        82,955     (38,232)                 291,120
                                             -------------------------------------------              -----------
Total liabilities and stockholders' equity   $         841,518   $   165,581   $   1,001              $ 1,008,100
                                             ===========================================              ===========

HOVNANIAN ENTERPRISES, INC. AND CONSOLIDATED SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
YEAR ENDED OCTOBER 31, 1999
UNAUDITED
(In Thousands Except Per Share Data)

                                                                      (5)        Pro Forma                 Pro Forma
                                                                    Pro Forma    Adjustments                  Year
                                                   Hovnanian        Washington    Increase                    Ended
                                                Enterprises, Inc.   Homes, Inc   (Decrease)              October 31, 1999
                                                -----------------   ----------   -----------             ----------------
Revenues:

 Homebuilding:
  Sale of homes                                          $908,553     $371,873                                 $1,280,426
  Land sales and other revenues                            17,409        5,525                                     22,934
                                             -----------------------------------------------              ---------------
   Total homebuilding                                     925,962      377,398                                  1,303,360
 Financial services                                        20,239        3,630                                     23,869
 Collateralized mortgage financing                            519                                                     519
                                             -----------------------------------------------              ---------------
   Total revenues                                         946,720      381,028                                  1,327,748
                                             -----------------------------------------------              ---------------
Expenses:
 Homebuilding:
  Cost of sales                                           730,025      306,475       $ 5,034  (7)               1,041,534
  Selling, general and administration                      81,396       41,209          (590) (6) (12)            122,015
  Inventory impairment loss                                 2,091                                                   2,091
                                             -----------------------------------------------              ---------------
   Total homebuilding                                     813,512      347,684         4,444                    1,165,640
  Financial services                                       19,195        3,479                                     22,674
  Collateralized mortgage financing                           504                                                     504
  Corporate general and administration                     28,652                                                  28,652
  Interest                                                 30,343        9,330         1,516  (8) (13)             41,189
  Other operations                                          3,897          976         1,468  (9) (13)              6,341
                                              ----------------------------------------------              ---------------
   Total expenses                                         896,103      361,469         7,428                    1,265,000
                                              ----------------------------------------------              ---------------
Income before taxes and extraordinary loss                 50,617       19,559        (7,428)                      62,748
Income taxes                                               19,674        7,553        (2,028) (9)                  25,199
Extraordinary loss                                           (868)                                                   (868)
                                              ----------------------------------------------              ---------------
Net income                                               $ 30,075     $ 12,006       $(5,400)                  $   36,681
                                              ==============================================              ===============

Earnings per share:
 Basic                                                   $   1.41                             (11)                  $1.36
  Weighted shares outstanding                              21,404                             (1)(14)              26,924
 Diluted                                                 $   1.39                             (11)                $  1.31
  Weighted shares outstanding                              21,612                             (1)(14)              28,009

HOVNANIAN ENTERPRISES, INC. AND CONSOLIDATED SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
NINE MONTHS ENDED JULY 31, 2000
UNAUDITED
(In Thousands Except Per Share Data)

                                                                       (5)       Pro Forma                Pro Forma
                                                                   Pro Forma    Adjustments              Nine Months
                                                    Hovnanian      Washington    Increase                   Ended
                                                Enterprises, Inc.  Homes, Inc   (Decrease)              July 31, 2000
                                                -----------------  ----------   -----------             -------------
Revenues:
 Homebuilding:
  Sale of homes                                 $         763,177  $  373,389                           $   1,136,566
  Land sales and other revenues                             7,651       4,113                                  11,764
                                                -------------------------------------------             -------------
   Total homebuilding                                     770,828     377,502                               1,148,330
 Financial services                                        12,859       4,826                                  17,685
 Collateralized mortgage financing                            332                                                 332
                                                -------------------------------------------             -------------
   Total revenues                                         784,019     382,328                               1,166,347
                                                -------------------------------------------             -------------
Expenses:
  Homebuilding:
   Cost of sales                                          614,574     308,948    $    3,776     (7)           927,298
   Selling, general & administration                       76,495      41,674          (464)    (6) (12)      117,705
   Inventory impairment loss                                1,517                                               1,517
                                                -------------------------------------------             -------------
     Total homebuilding                                   692,586     350,622         3,312                 1,046,520
  Financial services                                       13,999       4,099                                  18,098
  Collateralized mortgage financing                           283                                                 283
  Corporate general and administration                     24,361                                              24,361
  Interest                                                 24,256       7,205         1,728     (8) (13)       33,189
  Other operations                                          6,048         674         1,379     (9) (13)        8,101
                                                -------------------------------------------             -------------
     Total expenses                                       761,533     362,600         6,419                 1,130,552
                                                -------------------------------------------             -------------
Income before income taxes                                 22,486      19,728        (6,419)                   35,795
Income taxes                                                7,485       7,736        (1,788)    (9)            13,433
                                                -------------------------------------------             -------------
Net income                                      $          15,001  $   11,992    $   (4,631)            $      22,362
                                                ===========================================             =============

Earnings per share:
 Basic                                          $             .68                               (11)    $         .81
  Weighted shares outstanding                              22,089                               (1)(14)        27,609
 Diluted                                        $             .68                               (11)    $         .79
  Weighted shares outstanding                              22,158                               (1)(14)        28,344

HOVNANIAN ENTERPRISES, INC. AND CONSOLIDATED SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
TWELVE MONTHS ENDED JULY 31, 2000
UNAUDITED
(In Thousands Except Per Share Data)

                                                     (10)
                                                  Hovnanian                (5)
                                               Enterprises, Inc.     Washington Homes,       Pro Forma                   Pro Forma
                                                Twelve Months          Inc. Twelve          Adjustments                Twelve Months
                                                    Ended             Months Ended           Increase                      Ended
                                               July 31, 2000         July 31, 2000          (Decrease)                July 31, 2000
                                               -------------         -------------          ----------                -------------
Revenues:
 Homebuilding:
  Sale of homes                                $   1,050,636         $   459,278                                      $  1,509,914
  Land sales and other revenues                       13,613               4,858                                            18,471
                                               ------------------------------------------------------                 ------------
   Total homebuilding                              1,064,249             464,136                                         1,528,385
 Financial services                                   17,670               5,615                                            23,285
 Collateralized mortgage financing                       529                                                                   529
                                               ------------------------------------------------------                 ------------
   Total revenues                                  1,082,448             469,751                                         1,552,199
                                               ------------------------------------------------------                 ------------
Expenses:
  Homebuilding:
   Cost of sales                                     850,018             378,857            $   3,067     (7)            1,231,942
   Selling, general and administration               101,431              51,697                 (651)   (6)(12)           152,477
   Inventory impairment loss                           1,975                                                                 1,975
                                                -----------------------------------------------------                 ------------
     Total homebuilding                              953,424             430,554                2,416                    1,386,394
  Financial services                                  18,836               4,971                                            23,807
  Collateralized mortgage financing                      446                                                                   446
  Corporate general and administration                32,144                                                                32,144
  Interest                                            33,362               9,317                1,512    (8)(13)            44,191
  Other operations                                     7,850                 899                  906    (9)(13)             9,655
                                               ------------------------------------------------------                 ------------
     Total expenses                                1,046,062             445,741                4,834                    1,496,637
                                               ------------------------------------------------------                 ------------
Income before income taxes                            36,386              24,010               (4,834)                      55,562
Income taxes                                          12,500               9,391               (1,212)     (9)              20,679
                                               ------------------------------------------------------                 ------------
Net income                                     $      23,886         $    14,619            $  (3,622)                $     34,883
                                               ======================================================                 ============

Earnings per share:
     Basic                                     $        1.08                                             (11)         $       1.27
          Weighted shares outstanding                 22,015                                             (1)(14)            27,535
     Diluted                                   $        1.08                                             (11)                 1.23
          Weighted shares outstanding                 22,135                                             (1)(14)      $     28,371

Hovnanian Enterprises, Inc.
Notes to Unaudited Pro Forma Consolidated Financial Statements
(In Thousands Except Per Share Data)

(1) Adjustment reflects the components of its purchase price. Under the terms of the transaction, Hovnanian Enterprises, Inc. ("Hovnanian") will effectively exchange 1.39 shares of Hovnanian Class A Common shares or pay $10.08 in cash for each share of Washington Homes, Inc. ("Washington Homes"), subject to certain adjustments. The 1,094,000 stock options held by employees of Washington Homes are converted to Hovnanian options with a similar aggregate implied value. Of this amount 920,000 employees' stock options are vested as of the merger date and the fair value of these options are included as a component of purchase price. Additionally, the 109,000 vested stock options held by non-employees of Washington Homes are purchased by Hovnanian for the difference of $10.08 and their respective exercise prices. Accordingly, the total purchase price is estimated to be approximately $84.0 million, based on Hovnanian's closing share price of $7 1/16 on August 25, 2000. The agreement includes provisions that limit the maximum amount of cash to 50% of the total consideration, with the balance not to exceed 60%, paid in Hovnanian shares. In these pro forma consolidated financial statements, Hovnanian management has assumed that 50% of the consideration will be paid in cash and the balance in Hovnanian shares (resulting in 5,519,746 Class A Common shares being issued at a par value per share of $.01).

    The aggregate purchase price approximates the fair value of assets acquired less liabilities assumed.

    The following table summarizes the calculation of the purchase price at July 31, 2000:

                                                                                                       (Dollars in
                                                                                                        thousands)
                                                                                                        ----------
     Merger consideration  - Cash (including non-employee stock options)                                $  38,983
                           - Hovnanian Class A shares                                                      38,983
                           - Fair Value of Vested Hovnanian Options                                         5,739
     Transaction costs                                                                                        250
                                                                                                        ----------
     Total purchase price                                                                               $  83,955
                                                                                                        ==========

(2) Adjustment reflects the anticipated funding of the cash portion of the purchase price as well as a repayment of the approximately $34.0 million of existing Washington Homes debt and a draw of $39.2 million on the existing Hovnanian credit facility.

(3) Adjustment reflects the write-off of approximately $.3 million of financing costs in connection with the retirement of certain Washington Homes indebtedness, as described in Note (2) above.

(4) Adjustment reflects the elimination of the Washington Homes stockholders' equity.

(5) As Washington Homes has a calendar year end of July 31, the pro forma results of operations for the year ended October 31, 1999 and nine months ended July 31, 2000 are based upon the quarterly historical results of operations of Washington Homes as previously filed, conformed to Hovnanian's fiscal year end and Hovnanian's financial statement presentation as follows:

                            Washington Homes, Inc.
      Pro Forma Results of Operations for the Year Ended October 31, 1999
                          Previously Reported Periods

                                             -----------------------------------------------------
                                                                 Less: three     Add: three Months
                                                Year Ended      months Ended           Ended
                                               July 31, 1999  October 31, 1998    October 1, 1999
                                               -------------  -----------------  -----------------
Revenues:
   Homebuilding:
       Sale of Homes                                $353,729            $67,745            $85,889
       Land Sales & Other Revenues                     9,004              1,383              1,534
                                             -----------------------------------------------------
         Total Homebuilding                          362,733             69,128             87,423
   Financial Services
   Collateralized Mortgage Financing
                                             -----------------------------------------------------
         Total Revenues                              362,733             69,128             87,423
                                             -----------------------------------------------------
Expenses:
   Homebuilding:
       Cost of Sales                                 290,934             55,867             69,190
       Selling, General & Administration              46,671              9,371             12,033
       Inventory Impairment Loss
                                             -----------------------------------------------------
         Total Homebuilding                          337,605             65,238             81,223
   Financial Services
   Collateralized Mortgage Financing
   Corporate General & Administration
   Interest                                            7,356              1,716              1,752
   Other Operations                                      418                 97                166
                                             -----------------------------------------------------
         Total Expenses                              345,379             67,051             83,141
                                             -----------------------------------------------------
Income Before Income Taxes                            17,354              2,077              4,282
Income Taxes                                           6,706                808              1,655

                                             -----------------------------------------------------
Net Income                                          $ 10,648            $ 1,269            $ 2,627
                                             =====================================================

                                              -----------------------------------------------------
                                                                                      Pro Forma
                                                 Year Ended     Reclassification     Year Ended
                                              October 31, 1999     Adjustments     October 31, 1999
                                              ----------------  -----------------  ----------------
Revenues:
   Homebuilding:
       Sale of Homes                                  $371,873                             $371,873
       Land Sales & Other Revenues                       9,155            (3,630)             5,525
                                             ------------------------------------------------------
         Total Homebuilding                            381,028            (3,630)           377,398
   Financial Services                                                      3,630              3,630
   Collateralized Mortgage Financing
                                             ------------------------------------------------------
         Total Revenues                                381,028                              381,028
                                             ------------------------------------------------------
Expenses:
   Homebuilding:
       Cost of Sales                                   304,257             2,218            306,475
       Selling, General & Administration                49,333            (8,124)            41,209
       Inventory Impairment Loss
                                             ------------------------------------------------------
         Total Homebuilding                            353,590            (5,906)           347,684
   Financial Services                                                      3,479              3,479
   Collateralized Mortgage Financing
   Corporate General & Administration
   Interest                                              7,392             1,938              9,330
   Other Operations                                        487               489                976
                                             ------------------------------------------------------
         Total Expenses                                361,469                              361,469
                                             ------------------------------------------------------
Income Before Income Taxes                              19,559                               19,559
Income Taxes                                             7,553                                7,553

                                             ------------------------------------------------------
Net Income                                            $ 12,006                             $ 12,006
                                             ======================================================

                            Washington Homes, Inc.
    Pro Forma Results of Operations for the Nine Months Ended July 31, 2000
                          Previously Reported Periods

                                                          -----------------------------------------------------------
                                                                             Less: three months
                                                             Year Ended             Ended           Nine Months Ended
                                                            July 31, 2000     October 31, 1999        July 31, 2000
                                                            -------------  -----------------------  -----------------
Revenues:
   Homebuilding:
         Sale of Homes                                           $459,278                  $85,889           $373,389
         Land Sales & Other Revenues                               10,473                    1,534              8,939
                                                          -----------------------------------------------------------
          Total Homebuilding                                      469,751                   87,423            382,328
   Financial Services
   Collaterized Mortgage Financing
                                                          -----------------------------------------------------------
          Total Revenues                                          469,751                   87,423            382,328
                                                          -----------------------------------------------------------
Expenses:
   Homebuilding:
         Cost of Sales                                            375,014                   69,190            305,824
         Selling, General & Administration                         62,752                   12,033             50,719
         Inventory Impairment Loss
                                                          -----------------------------------------------------------
          Total Homebuilding                                      437,766                   81,223            356,543
   Financial Services
   Collaterized Mortgage Financing
   Corporate General & Administration
   Interest                                                         7,224                    1,752              5,472
   Other Operations                                                   751                      166                585
                                                          -----------------------------------------------------------
         Total Expenses                                           445,741                   83,141            362,600
                                                          -----------------------------------------------------------

Income Before Income Taxes                                         24,010                    4,282             19,728
Income Taxes                                                        9,391                    1,655              7,736

                                                          -----------------------------------------------------------
Net Income                                                       $ 14,619                  $ 2,627           $ 11,992
                                                          ===========================================================

                                                          -----------------------------------------------------------
                                                                                  Pro Forma
                                                           Reclassification   Nine Months Ended
                                                              Adjustments       July 31, 2000
                                                           -----------------  -----------------
Revenues:
   Homebuilding:
         Sale of Homes                                                                 $373,389
         Land Sales & Other Revenues                                 (4,826)              4,113
                                                          -------------------------------------
          Total Homebuilding                                         (4,826)            377,502
   Financial Services                                                 4,826               4,826
   Collaterized Mortgage Financing
                                                          -------------------------------------
          Total Revenues                                                                382,328
                                                          -------------------------------------
Expenses:
   Homebuilding:
         Cost of Sales                                                3,124             308,948
         Selling, General & Administration                           (9,045)             41,674
         Inventory Impairment Loss
                                                          -------------------------------------
          Total Homebuilding                                         (5,921)            350,622
   Financial Services                                                 4,099               4,099
   Collaterized Mortgage Financing
   Corporate General & Administration
   Interest                                                           1,733               7,205
   Other Operations                                                      89                 674
                                                          -------------------------------------
         Total Expenses                                                                 362,600
                                                          -------------------------------------

Income Before Income Taxes                                                               19,728
Income Taxes                                                                              7,736

                                                          -------------------------------------
Net Income                                                                             $ 11,992
                                                          =====================================

                            Washington Homes, Inc.
   Pro Forma Results of Operations for the Twelve Months Ended July 31, 2000

                              Previously Reported
                              -------------------

                                                                                    Pro Forma
                                            Twelve Months                             Twelve
                                                Ended          Reclassification    Months Ended
                                            July 31, 2000         Adjustments     July 31, 2000
                                            -------------      ----------------   -------------
Revenues:
  Homebuilding:
      Sale of Homes                         $   459,278                              $  459,278
      Land Sales & Other Revenues                10,473           $   (5,615)             4,858
                                            ---------------------------------------------------
       Total Homebuilding                       469,751               (5,615)           464,136
  Financial Services                                                   5,615              5,615
  Collaterized Mortgage Financing
                                            ---------------------------------------------------
       Total Revenues                           469,751                                 469,751
                                            ---------------------------------------------------
Expenses:
  Homebuilding:
      Cost of Sales                             375,014                3,843            378,857
      Selling, General & Administration          62,752              (11,055)            51,697
      Inventory Impairment Loss
                                            ---------------------------------------------------
       Total Homebuilding                       437,766               (7,212)           430,554
  Financial Services                                                   4,971              4,971
  Collaterized Mortgage Financing
  Corporate General & Administration
  Interest                                        7,224                2,093              9,317
  Other Operations                                  751                  148                899
                                            ---------------------------------------------------
      Total Expenses                            445,741                                 445,741
                                            ---------------------------------------------------
Income Before Income Taxes                       24,010                                  24,010
Income Taxes                                      9,391                                   9,391
                                            ---------------------------------------------------
      Net Income                            $    14,619                              $   14,619
                                            ===================================================

(6) Adjustment reflects a reduction in general and administrative expenses. In connection with the merger, Hovnanian management believes that it will realize cost savings related to the elimination of professional fees and other costs associated with the operation of Washington Homes as a public independent company, including legal, audit and tax fees, annual report preparation and printing costs and stock registration and filing fees aggregating $.8 million, $.7 million and $.9 million for the year ended October 31, 1999, for the nine months ended July 31, 2000 and for the twelve months ended July 31, 2000, respectively.

(7) Represents additional cost of sales for the allocation of the purchase price to homebuilding inventories sold during the period, as if the merger occurred on November 1, 1998 aggregating approximately $5.0 million, $3.8 million and $3.1 million for the year ended October 31, 1999, for the nine months ended July 31, 2000 and for the twelve months ended July 31, 2000, respectively.

(8) Represents additional interest expense, including interest amortized as homes are delivered, on the draw on the Hovnanian existing credit facility at an interest rate of 8.32% aggregating approximately $2.1 million, $2.3 million and $2.2 million for the year ended October 31, 1999, for the nine months ended July 31, 2000 and for the twelve months ended July 31, 2000, respectively.

(9) Represents net increases to income tax expense for adjustments to amortization of certain deferred tax assets, reductions in general and administrative expenses, and for the elimination of financing costs partially offset by additional interest expense incurred calculated at Hovnanian's effective tax rate aggregating approximately $2.0 million, $1.8 million and $1.2 million for the year ended October 31, 1999, for the nine months ended July 31, 2000 and for the twelve months ended July 31, 2000, respectively.

(10) The supplemental pro forma statement of operations is based upon the Hovnanian's quarterly historical results of operations as previously filed, as follows:

   Pro Forma Results of Operations for the Twelve Months Ended July 31, 2000

                                                 Previously
                                               Reported Nine           Three Months       Twelve Months
                                                Months Ended           Ended October          Ended
                                               July 31, 2000             31, 1999         July 31, 2000
                                               -------------             --------         -------------
Revenues:
  Homebuilding:
      Sale of Homes                            $   763,177               $  287,459         $  1,050,636
      Land Sales & Other Revenues                    7,651                    5,962               13,613
                                               ---------------------------------------------------------
       Total Homebuilding                          770,828                  293,421            1,064,249
  Financial Services                                12,859                    4,811               17,670
  Collaterized Mortgage Financing                      332                      197                  529
                                               ---------------------------------------------------------
       Total Revenues                              784,019                  298,429            1,082,448
Expenses:
  Homebuilding:
      Cost of Sales                                614,574                  235,444              850,018
      Selling, General & Administration             76,495                   24,936              101,431
      Inventory Impairment Loss                      1,517                      458                1,975
                                               ---------------------------------------------------------
       Total Homebuilding                          692,586                  260,838              953,424
  Financial Services                                13,999                    4,837               18,836
  Collaterized Mortgage Financing                      283                      163                  446
  Corporate General & Administration                24,361                    7,783               32,144
  Interest                                          24,256                    9,106               33,362
  Other Operations                                   6,048                    1,802                7,850
                                               ---------------------------------------------------------
       Total Expenses                              761,533                  284,529            1,046,062
                                               ---------------------------------------------------------
Income Before Income Taxes                          22,486                   13,900               36,386
Income Taxes                                         7,485                    5,015               12,500
                                               ---------------------------------------------------------
Net Income                                     $    15,001               $    8,885         $     23,886
                                               =========================================================

(11) If the shareholders of Washington Homes elect to receive the maximum amount of Hovnanian stock as transaction consideration (60%), then the pro forma financial statements would be adjusted as follows:

                       Pro Forma Statement of Operations

                                                       Nine Months        Twelve
                                     Year Ended           Ended         Months Ended
                                  October 31, 1999    July 31, 2000     July 31, 2000
                                  ----------------    -------------     -------------
     Net Income                         $36,944          $22,663            $35,181
     Basic Earnings Per Share           $  1.32          $   .79            $  1.23
     Diluted Earnings Per Share         $  1.27          $   .77            $  1.20

                   Pro Forma Balance Sheet at July 31, 2000

          Total Liabilities                $709,926
          Shareholders Equity              $297,989

(12) Stock options to purchase Washington Homes stock held by the employees of Washington Homes have been converted to Hovnanian options with a similar implied value. The fair value of vested options converted of approximately $5.7 million has been included as part of the purchase price. The unvested portion of converted options for which a post acquisition service period is required to vest has been valued at their intrinsic value of approximately $.7 million and included as a deferred compensation cost, a component of shareholder equity, and will be amortized over the remaining vesting period. Amortization aggregating approximately $.3 million, $.2 million and $.3 million for the year ended October 31, 1999, for the nine months ended July 31, 2000 and for the twelve months ended July 31, 2000, respectively.

(13) Adjustment reflects the elimination of amortization of financing costs in conjunction with the retirement of certain Washington Homes indebtedness aggregating approximately $1.0 million, $.6 million and $.8 million for the year ended October 31, 1999, for the nine months ended July 31, 2000 and for the twelve months ended July 31, 2000, respectively.

(14) Basic earnings per share are computed based upon the weighted average number of Common Stock Class A and Class B shares outstanding during the period. Diluted earnings per share are computed based upon the increased number of Common Stock Class A shares (including the issuance of 5,519,746 Class A shares in connection with the merger) that would be outstanding assuming the exercise of dilutive Common Stock Class A stock options under the treasury stock method as shown below:

                                            Pro Forma             Pro Forma                 Pro Forma
                                           Year Ended         Nine Months Ended        Twelve Months Ended
                                        October 31, 1999        July 31, 2000             July 31, 2000
                                        ----------------        -------------             -------------
Weighted Average
   Common Stock Class A
   and Class B Shares - Basic                   26, 924               27,609                    27,535
Common Stock Class A
   Stock Options                                  1,085                  735                       836
Weighted Average
   Common Stock Class A
   and Class B
                                    ----------------------------------------------------------------------
   Shares - Diluted                              28,009               28,344                    28,371
                                    ======================================================================